Exhibit 99.2

Supplemental Information

(Unaudited)

September 30, 2009

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2009

Page
Highlights and Discussion
Reporting Period Highlights – Periods Ended September 30, 2009	1
Forward-Looking Statements	3

Financial Statements
Year to Date Selected Financial Summary Data	5
Quarterly Selected Financial Summary Data	6
Quarterly Consolidated Balance Sheets	7
Year to Date Consolidated Statements of Operations	8
Year to Date Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS)	9
Year to Date Consolidated Reconciliations of Earnings Before Interest, income Taxes, Depreciation and Amortization (EBITDA), Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	10
Quarterly Consolidated Statements of Operations	11
Quarterly Consolidated Reconciliations of FFO, AFFO, EPS and as adjusted amounts	12
Quarterly Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	13

Selected Financial Analyses
Quarterly Equity Analysis	14
Quarterly Debt Analysis	15
Debt Maturity Schedule – September 30, 2009	16
Quarterly Operating Ratios	17
Quarterly Dividend Analysis	18
Investor Composition and Analyst Coverage	19

Portfolio Summary
Property Summary by Region – September 30, 2009 – Wholly Owned Properties	20
Property Summary by Region – September 30, 2009 – Joint Venture Properties	26
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	27
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	28
Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2009	29
Real Estate Revenues from Continuing and Discontinued Operations and Net Operating Income by Geographic Region by Year to Date Period	30
Real Estate Revenues from Continuing and Discontinued Operations and Net Operating Income by Geographic Region by Quarter	31
Same Office Property Cash and GAAP Net Operating Income by Year to Date Period	32
Same Office Property Cash and GAAP Net Operating Income by Quarter	33
Average Occupancy Rates by Region for Same Office Properties for Quarter	34
Office Lease Expiration Analysis by Year for Wholly Owned Properties	35
Quarterly Office Renewal Analysis for Wholly Owned Properties as of September 30, 2009	36
Year to Date Wholly Owned Acquisition Summary	37
Development Summary as of September 30, 2009	38
Total Development Placed into Service as of September 30, 2009	40
Land Inventory as of September 30, 2009	41
Joint Venture Summary as of September 30, 2009	42
Reconciliations of Year to Date Non GAAP Measurements	43
Reconciliations of Quarter to Date Non GAAP Measurements	44

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Senior Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Periods Ended September 30, 2009

Financial Results

For the Nine Month Period:

•      We reported net income available to common shareholders of $35.2 million, or $0.62 per diluted share, for the nine months ended September 30, 2009 as compared to $23.0 million, or $0.47 per diluted share, for the nine months ended September 30, 2008, representing an increase of 32% per share.

•      We reported FFO of $134.1 million, or $1.94 per diluted share, for the nine months ended September 30, 2009 as compared to $113.2 million, or $1.77 per diluted share, for the nine months ended September 30, 2008, representing an increase of 10% per share.

•      We reported diluted AFFO available to common share and common unit holders of $97.4 million for the nine months ended September 30, 2009 as compared to $74.5 million for the nine months ended September 30, 2008, representing an increase of 31%.

•      Our diluted FFO payout ratio was 59% for the nine months ended September 30, 2009 as compared to 60% for the nine months ended September 30, 2008.  Our diluted AFFO payout ratio was 73% for the nine months ended September 30, 2009 as compared to 81% for the nine months ended September 30, 2008.

For the Quarter Period:

•      We reported net income available to common shareholders of $10.4 million, or $0.18 per diluted share, for the quarter ended September 30, 2009 as compared to $8.2 million, or $0.17 per diluted share, for the quarter ended September 30, 2008, representing an increase of 6% per share.

•      We reported FFO of $42.4 million, or $0.60 per diluted share, for the quarter ended September 30, 2009 as compared to $39.5 million, or $0.62 per diluted share, for the quarter ended September 30, 2008, representing a decrease of 3% per share.

•      We reported diluted AFFO available to common share and common unit holders of $27.8 million for the quarter ended September 30, 2009 as compared to $25.5 million for the quarter ended September 30, 2008, representing an increase of 9%.

•      Our diluted FFO payout ratio was 66% for the quarter ended September 30, 2009 as compared to 63% for the quarter ended September 30, 2008.  Our diluted AFFO payout ratio was 89% for the quarter ended September 30, 2009 as compared to 87% for the quarter ended September 30, 2008.

Development Activities

•      We placed into service an aggregate of 628,000 square feet in newly-constructed space in nine properties during the nine months ended September 30, 2009, of which 338,000 square feet were placed in service during the quarter ended September 30, 2009.

Operations

•      Our wholly owned portfolio was 90.9% occupied and 91.4% leased as of September 30, 2009.  Our entire portfolio was 89.7% occupied and 90.2% leased as of September 30, 2009.

•      The weighted average remaining lease term of our wholly owned portfolio was 4.5 years as of September 30, 2009, with an average contractual rental rate (including tenant reimbursements of operating costs) of $24.04 per square foot.

For the Nine Month Period:

•      Same office property cash NOI for the nine months ended September 30, 2009, excluding gross lease termination fees, increased by $5.9 million, or 3%, as compared to the nine months ended September 30, 2008.  Including gross lease termination fees, our same office property cash NOI increased $10.8 million, or 6%, as compared to the nine months ended September 30, 2008.  Our same office portfolio for the nine months consists of 220 properties and represents 87% of the rentable square footage of our consolidated properties as of September 30, 2009.

•      We renewed 1,351,000 square feet, or 72%, of our expiring office leases for the nine months ended September 30, 2009 (based upon square footage), with an average committed cost of $6.14 per square foot.

•      We recognized $4.3 million in lease termination fees for the nine months ended September 30, 2009, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities, as compared to $298,000 in the nine months ended September 30, 2008.

For the Quarter Period:

•      Same office property cash NOI, excluding gross lease termination fees, for the quarter ended September 30, 2009 increased by $2.3 million, or 4%, as compared to the quarter ended September 30, 2008.  Including gross lease termination fees, our same office property cash NOI increased $3.1 million, or 5%, as compared to the quarter ended September 30, 2008.  Our same office portfolio for the quarter consists of 230 properties and represents 91% of the rentable square footage of our consolidated properties as of September 30, 2009.

•      We renewed 529,000 square feet, or 68%, of our expiring office leases (based upon square footage), with an average committed cost of $5.04 per square foot.  For our renewed space during the quarter ended September 30, 2009, we realized decreases of 4% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 8% in total cash rent.  For our renewed and retenanted space of 670,000 square feet during the quarter ended September 30, 2009, we realized decreases of 6% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 12% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended September 30, 2009 totaled $6.09 per square foot.

•      We recognized $692,000 in lease termination fees for the quarter ended September 30, 2009, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities, as compared to $188,000 in the quarter ended September 30, 2008.

Financing Activity and Capital Transactions

•      We closed on the following borrowings during the quarter ended September 30, 2009, using most of the proceeds to repay maturing debt and pay down our revolving credit facilities:

•      a $90.0 million secured loan in July 2009 with a five-year term that bears interest at 7.25%; and

•      a $185.0 million secured loan in September 2009 with a seven-year term that bears interest at 7.25%.

•      As of September 30, 2009, our ratio of debt to total market capitalization was 43% and our ratio of debt to undepreciated book value of real estate assets was 57%.  We achieved an EBITDA interest coverage ratio of 3.20x and an EBITDA fixed charge coverage ratio of 2.64x for the quarter ended September 30, 2009.

Subsequent Events

We completed the following acquisitions subsequent to September 30, 2009:

•      1550 West Nursery Road, a newly constructed 156,000 square foot office property in Linthicum, Maryland that was 100% leased to Northrop Grumman Corporation for a ten-year term and a 0.9 acre adjacent land parcel that we believe can support a retail or bank pad; and

•      a 474,000 square foot office tower, a parking lot, a utility distribution center, four waterfront lots and riparian rights, all of which are part of the Canton Crossing planned unit development in Baltimore, Maryland.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•      our ability to borrow on favorable terms;

•      general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•      adverse changes in the real estate markets including, among other things, increased competition with other companies;

•      risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008.

Year to Date Selected Financial Summary Data

(dollars in thousands, except per share data)

	Nine Months Ended September 30,
	2009	2008

Real estate revenues from continuing operations	$317,405	$296,034

Total revenues from continuing operations	$590,939	$419,074

NOI	$202,627	$191,829

EBITDA	$194,182	$182,849

Net income	$51,753	$39,879
Net income attributable to noncontrolling interests	(4,512)	(4,757)
Preferred share dividends	(12,076)	(12,076)
Net income available to common shareholders	$35,165	$23,046

Diluted EPS	$0.62	$0.47

FFO	$134,145	$113,220

Basic and diluted FFO available to common share and common unit holders	$120,040	$99,416

Diluted FFO per share	$1.94	$1.77

Diluted AFFO available to common share and common unit holders (“diluted AFFO”)	$97,415	$74,509

Payout ratios:

Earnings payout ratio	184.0%	223.7%

Diluted FFO payout ratio	58.9%	60.5%

Diluted AFFO payout ratio	72.6%	80.7%

Total dividends/distributions	$83,257	$72,688

Quarterly Selected Financial Summary Data

(dollars in thousands, except per share data)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Real estate revenues from continuing operations	$104,843	$105,718	$106,844	$103,599	$101,086

Total revenues from continuing operations	$200,164	$209,042	$181,733	$168,944	$191,088

NOI	$66,260	$68,556	$67,811	$66,813	$65,223

EBITDA	$63,739	$65,904	$64,539	$70,509	$62,372

Net income	$15,536	$18,051	$18,166	$21,437	$13,788
Net income attributable to noncontrolling interests	(1,081)	(1,412)	(2,019)	(2,594)	(1,542)
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)
Net income available to common shareholders	$10,430	$12,613	$12,122	$14,817	$8,221

Diluted EPS	$0.18	$0.22	$0.23	$0.28	$0.17

Diluted EPS, excluding gain on early extinguishment of debt	$0.18	$0.22	$0.23	$0.15	$0.17

FFO	$42,408	$46,920	$44,817	$48,886	$39,533

Basic and diluted FFO available to common share and common unit holders	$37,772	$42,197	$40,071	$44,176	$35,038

Diluted FFO per share	$0.60	$0.67	$0.67	$0.74	$0.62

Diluted FFO per share, excluding gain on early extinguishment of debt	$0.60	$0.67	$0.67	$0.61	$0.62

Diluted AFFO available to common share and common unit holders	$27,846	$36,203	$33,366	$25,638	$25,453

Payout ratios:

Earnings payout ratio	219.1%	171.2%	167.2%	130.1%	233.3%

Diluted FFO payout ratio	65.8%	55.7%	55.8%	50.3%	63.4%

Diluted AFFO payout ratio	89.2%	64.9%	67.0%	86.7%	87.2%

Total dividends/distributions	$29,036	$27,682	$26,539	$26,420	$26,394

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Assets
Properties, net
Land - operational	$434,693	$429,064	$423,985	$423,985	$421,311
Land - development	214,147	219,775	222,242	220,863	221,066
Construction in progress	266,117	293,787	295,686	273,733	276,221
Buildings and improvements	2,355,875	2,293,895	2,229,817	2,202,995	2,159,530
Less: accumulated depreciation	(402,125)	(382,385)	(362,318)	(343,110)	(339,429)
Properties, net	2,868,707	2,854,136	2,809,412	2,778,466	2,738,699

Cash and cash equivalents	9,981	11,931	12,702	6,775	21,316
Restricted cash	16,779	17,879	15,408	13,745	15,534
Accounts receivable, net	14,004	13,776	12,737	13,684	13,044
Deferred rent receivable	69,816	67,137	65,346	64,131	62,137
Intangible assets on real estate acquisitions, net	75,506	81,090	85,774	91,848	98,282
Deferred charges, net	52,551	48,812	47,350	51,801	51,371
Prepaid and other assets	123,303	103,914	88,561	93,789	100,448
Total assets	$3,230,647	$3,198,675	$3,137,290	$3,114,239	$3,100,831

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,742,604	$1,677,351	$1,715,144	$1,704,123	$1,656,280
3.5% Exchangeable Senior Notes	155,248	154,362	153,488	152,628	186,806
Accounts payable and accrued expenses	113,416	142,734	111,135	93,625	93,676
Rents received in advance and security deposits	33,322	29,936	31,524	30,464	26,372
Dividends and distributions payable	28,411	27,057	25,891	25,794	25,774
Deferred revenue associated with acquired operating leases	8,044	8,926	9,880	10,816	11,832
Distributions in excess of investment in unconsolidated real estate joint ventures	4,966	4,873	4,809	4,770	4,668
Other liabilities	8,453	7,029	8,793	9,596	7,059
Total liabilities	2,094,464	2,052,268	2,060,664	2,031,816	2,012,467

Commitments and contingencies	—	—	—	—	—

COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	583	580	544	518	515
Additional paid-in capital	1,234,910	1,229,931	1,148,424	1,112,734	1,107,053
Cumulative distributions in excess of net income	(192,119)	(179,698)	(170,714)	(162,572)	(158,106)
Accumulated other comprehensive loss	(2,291)	(1,176)	(3,256)	(4,749)	(1,676)
Total COPT’s shareholders’ equity	1,041,164	1,049,718	975,079	946,012	947,867
Noncontrolling interests
Common units in the Operating Partnership	75,657	76,873	81,793	117,356	121,528
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,562	11,016	10,954	10,255	10,169
Total noncontrolling interests	95,019	96,689	101,547	136,411	140,497
Total equity	1,136,183	1,146,407	1,076,626	1,082,423	1,088,364
Total liabilities and equity	$3,230,647	$3,198,675	$3,137,290	$3,114,239	$3,100,831

Year to Date Consolidated Statements of Operations

(in thousands, except per share data)

	Nine Months Ended September 30,
	2009	2008

Revenues
Rental revenue	$265,501	$249,924
Tenant recoveries and other real estate operations revenue	51,904	46,110
Construction contract revenues	272,254	121,688
Other service operations revenues	1,280	1,352
Total revenues	590,939	419,074

Expenses
Property operating expenses	114,778	104,353
Depreciation and amortization associated with real estate operations	81,911	75,430
Construction contract expenses	266,995	118,488
Other service operations expenses	1,294	1,602
General and administrative expenses	17,275	17,608
Business development	1,550	464
Total operating expenses	483,803	317,945

Operating income	107,136	101,129
Interest expense	(59,088)	(65,580)
Interest and other income	4,949	924

Income from continuing operations before equity in loss of unconsolidated entities and income taxes	52,997	36,473
Equity in loss of unconsolidated entities	(1,075)	(167)
Income tax expense	(169)	(102)
Income from continuing operations	51,753	36,204
Discontinued operations, net of income taxes	—	2,571
Income before gain on sales of real estate	51,753	38,775
Gain on sales of real estate, net of income taxes	—	1,104
Net income	51,753	39,879
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(4,032)	(4,130)
Preferred units in the Operating Partnership	(495)	(495)
Other consolidated entities	15	(132)
Net income attributable to COPT	47,241	35,122
Preferred share dividends	(12,076)	(12,076)
Net income available to common shareholders	$35,165	$23,046

For diluted EPS computations:
Numerator for diluted EPS
Net income available to common shareholders	$35,165	$23,046
Amount allocable to restricted shares	(763)	(528)
Numerator for diluted EPS	$34,402	$22,518

Denominator:
Weighted average common shares - basic	55,366	47,128
Dilutive effect of stock option awards	506	765
Weighted average common shares - diluted	55,872	47,893

Diluted EPS	$0.62	$0.47

Year to Date Consolidated Reconciliations of FFO, AFFO, EPS

(in thousands, except per share data)

	Nine Months Ended September 30,
	2009	2008

Net income	$51,753	$39,879
Real estate-related depreciation and amortization	81,911	75,482
Depreciation and amortization on unconsolidated real estate entities	481	489
Gain on sales of operating properties, net of income taxes	—	(2,630)
FFO	134,145	113,220

Noncontrolling interests - preferred units in the Operating Partnership	(495)	(495)
Noncontrolling interests - other consolidated entities	15	(132)
Preferred share dividends	(12,076)	(12,076)
Depreciation and amortization allocable to noncontrolling interests in other consol. entities	(251)	(198)
Basic and diluted FFO allocable to restricted shares	(1,298)	(903)
Basic and diluted FFO available to common share and common unit holders	120,040	99,416

Straight line rent adjustments	(5,523)	(8,284)
Amortization of deferred market rental revenue	(1,447)	(1,458)
Recurring capital expenditures	(17,838)	(17,611)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	2,183	2,446
Diluted AFFO available to common share and common unit holders	$97,415	$74,509

Preferred dividends	$12,076	$12,076
Preferred distributions	495	495
Common distributions	5,974	8,564
Common dividends	64,712	51,553
Total dividends/distributions	$83,257	$72,688

Denominator for diluted EPS	55,872	47,893
Common units	5,932	8,145
Denominator for diluted FFO per share	61,804	56,038

Year to Date Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	Nine Months Ended September 30,
	2009	2008

Net income	$51,753	$39,879
Interest expense on continuing and discontinued operations	59,088	65,631
Total income tax expense (1)	169	680
Depreciation of furniture, fixtures and equipment (FF&E)	1,261	1,177
Real estate-related depreciation and other amortization	81,911	75,482
EBITDA	$194,182	$182,849
Add back:
General and administrative	17,275	17,608
Business development	1,550	464
Depreciation of FF&E included in general and administrative expense	(1,261)	(1,177)
Income from construction contracts and other service operations	(5,245)	(2,950)
Interest and other income	(4,949)	(924)
Gain on sales of operating properties	—	(2,526)
Non-operational property sales and real estate services	—	(1,682)
Equity in loss of unconsolidated entities	1,075	167
NOI	$202,627	$191,829

Discontinued Operations
Revenues from real estate operations	$—	$358
Property operating expenses	—	(210)
Depreciation and amortization	—	(52)
Interest	—	(51)
Gain on sales of depreciated real estate properties	—	2,526
Discontinued operations, net	$—	$2,571

Gain on sales of real estate, net, per statements of operations	$—	$1,104
Add income taxes	—	578
Gain on sales of real estate from discontinued operations	—	2,526
Gain on sales of real estate from continuing and discontinued operations	—	4,208
Non-operational property sales and real estate services	—	(1,682)
Gain on sales of operating properties	$—	$2,526

(1)          Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 43).

Quarterly Consolidated Statements of Operations

(in thousands, except per share data)

	2009			2008
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$87,653	$88,326	$89,522	$87,018	$85,060
Tenant recoveries and other real estate operations revenue	17,190	17,392	17,322	16,581	16,026
Construction contract revenues	94,962	102,753	74,539	64,920	89,653
Other service operations revenues	359	571	350	425	349
Total revenues	200,164	209,042	181,733	168,944	191,088

Expenses
Property operating expenses	38,583	37,162	39,033	36,786	35,854
Depreciation and amortization associated with real estate operations	26,712	28,708	26,491	27,290	25,583
Construction contract expenses	93,450	100,647	72,898	63,623	87,111
Other service operations expenses	355	514	425	429	546
General and administrative expenses	5,898	5,834	5,543	6,488	5,904
Business development expenses	458	446	646	769	199
Total operating expenses	165,456	173,311	145,036	135,385	155,197

Operating income	34,708	35,731	36,697	33,559	35,891
Interest expense	(20,986)	(18,678)	(19,424)	(21,290)	(22,503)
Interest and other income	2,619	1,252	1,078	1,146	559
Gain on early extinguishment of debt	—	—	—	8,101	—

Income from continuing operations before equity in (loss) income of unconsolidated entities and income taxes	16,341	18,305	18,351	21,516	13,947
Equity in (loss) income of unconsolidated entities	(758)	(202)	(115)	20	(57)
Income tax expense	(47)	(52)	(70)	(99)	(97)
Income from continuing operations	15,536	18,051	18,166	21,437	13,793
Discontinued operations, net of income taxes	—	—	—	—	(9)
Income before gain on sales of real estate	15,536	18,051	18,166	21,437	13,784
Gain on sales of real estate, net of income taxes	—	—	—	—	4
Net income	15,536	18,051	18,166	21,437	13,788
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(956)	(1,272)	(1,804)	(2,389)	(1,467)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	40	25	(50)	(40)	90
Net income attributable to COPT	14,455	16,639	16,147	18,843	12,246
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)
Net income available to common shareholders	$10,430	$12,613	$12,122	$14,817	$8,221

For diluted EPS computations:
Numerator for diluted EPS
Net income available to common shareholders	$10,430	$12,613	$12,122	$14,817	$8,221
Amount allocable to restricted shares	(253)	(242)	(268)	(200)	(192)
Numerator for diluted EPS	$10,177	$12,371	$11,854	$14,617	$8,029

Denominator:
Weighted average common shares - basic	57,470	56,637	51,930	51,120	47,273
Dilutive effect of stock option awards	485	546	498	567	779
Weighted average common shares - diluted	57,955	57,183	52,428	51,687	48,052

Diluted EPS	$0.18	$0.22	$0.23	$0.28	$0.17

Quarterly Consolidated Reconciliations of FFO, AFFO, EPS

and as adjusted amounts

(in thousands, except per share data)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Net income	$15,536	$18,051	$18,166	$21,437	$13,788
Real estate-related depreciation and amortization	26,712	28,708	26,491	27,290	25,583
Depreciation and amortization on unconsolidated real estate entities	160	161	160	159	162
FFO	42,408	46,920	44,817	48,886	39,533

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Noncontrolling interests - other consolidated entities	40	25	(50)	(40)	90
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)
Depreciation and amortization allocable to noncontrolling interests in other consol. entities	(91)	(107)	(53)	(72)	(74)
Basic and diluted FFO allocable to restricted shares	(395)	(450)	(453)	(407)	(321)
Basic and diluted FFO available to common share and common unit holders	37,772	42,197	40,071	44,176	35,038

Straight line rent adjustments	(2,665)	(1,718)	(1,140)	(1,927)	(2,850)
Amortization of deferred market rental revenue	(451)	(616)	(380)	(606)	(555)
Recurring capital expenditures	(7,572)	(4,383)	(5,883)	(8,682)	(7,008)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	762	723	698	778	828
Gain on early extinguishment of debt	—	—	—	(8,101)	—
Diluted AFFO available to common share and common unit holders	$27,846	$36,203	$33,366	$25,638	$25,453

Preferred dividends	$4,025	$4,026	$4,025	$4,026	$4,025
Preferred distributions	165	165	165	165	165
Common distributions	1,995	1,894	2,085	2,946	3,021
Common dividends	22,851	21,597	20,264	19,283	19,183
Total dividends/distributions	$29,036	$27,682	$26,539	$26,420	$26,394

Denominator for diluted EPS	57,955	57,183	52,428	51,687	48,052
Common units	5,084	5,483	7,253	7,993	8,130
Denominator for diluted FFO per share	63,039	62,666	59,681	59,680	56,182

Diluted FFO available to common share and common unit holders	$37,772	$42,197	$40,071	$44,176	$35,038
Gain on early extinguishment of debt	—	—	—	(8,101)	—
Gain on early extinguishment of debt allocable to restricted shares	—	—	—	75	—
Diluted FFO available to common share and common unit holders, excluding gain on early extinguishment of debt	$37,772	$42,197	$40,071	$36,150	$35,038
Diluted FFO per share, excluding gain on early extinguishment of debt	$0.60	$0.67	$0.67	$0.61	$0.62

Numerator for diluted EPS computation	$10,177	$12,371	$11,854	$14,617	$8,029
Gain on early extinguishment of debt	—	—	—	(8,101)	—
Minority interests share of gain on early extinguishment of debt	—	—	—	1,123	—
Numerator for diluted EPS computation, excluding gain on early extinguishment of debt	$10,177	$12,371	$11,854	$7,639	$8,029
Diluted EPS, excluding gain on early extinguishment of debt	$0.18	$0.22	$0.23	$0.15	$0.17

Quarterly Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Net income	$15,536	$18,051	$18,166	$21,437	$13,788
Interest expense on continuing and discontinued operations	20,986	18,678	19,424	21,290	22,503
Total income tax expense (1)	47	52	70	99	97
Depreciation of FF&E	458	415	388	393	401
Real estate-related depreciation and other amortization	26,712	28,708	26,491	27,290	25,583
EBITDA	$63,739	$65,904	$64,539	$70,509	$62,372
Add back:
General and administrative	5,898	5,834	5,543	6,488	5,904
Business development	458	446	646	769	199
Depreciation of FF&E included in general and administrative expense	(458)	(415)	(388)	(393)	(401)
Income from construction contracts and other service operations	(1,516)	(2,163)	(1,566)	(1,293)	(2,345)
Interest and other income	(2,619)	(1,252)	(1,078)	(1,146)	(559)
Gain on early extinguishment of debt	—	—	—	(8,101)	—
Non-operational property sales and real estate services	—	—	—	—	(4)
Equity in loss (income) of unconsolidated entities	758	202	115	(20)	57
NOI	$66,260	$68,556	$67,811	$66,813	$65,223

Discontinued Operations
Revenues from real estate operations	$—	$—	$—	$—	$3
Property operating expenses	—	—	—	—	(12)
Discontinued operations, net	$—	$—	$—	$—	$(9)

Gain on sales of real estate, net, per statements of operations	$—	$—	$—	$—	$4
Non-operational property sales and real estate services	—	—	—	—	(4)
Gain on sales of operating properties	$—	$—	$—	$—	$—

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate.

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	2009			2008
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares	58,250	58,017	54,371	51,790	51,530
Common Units	5,084	5,084	5,598	7,908	8,111
Total	63,334	63,101	59,969	59,698	59,641
End of Quarter Common Share Price	$36.88	$29.33	$24.83	$30.70	$40.35
Market Value of Common Shares/Units	$2,335,758	$1,850,752	$1,489,030	$1,832,729	$2,406,514

Common Shares Trading Volume
Average Daily Volume (Shares)	953	1,520	1,571	1,289	649
Average Daily Volume	$33,091	$44,187	$39,397	$35,680	$24,908
As a Percentage of Weighted Average Common Shares	1.7%	2.7%	3.0%	2.5%	1.4%

Common Share Price Range (price per share)
Quarterly High	$40.59	$33.14	$30.92	$39.84	$43.50
Quarterly Low	$26.87	$23.13	$20.49	$20.39	$32.00
Quarterly Average	$34.72	$29.07	$25.08	$27.68	$38.37

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares for quarter ended:
Common Shares Outstanding	57,470	56,637	51,930	51,120	47,273
Dilutive effect of share-based compensation awards	485	546	498	567	779
Common Units	5,084	5,483	7,253	7,993	8,130
Denominator for funds from operations per share - diluted	63,039	62,666	59,681	59,680	56,182

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	2,335,758	1,850,752	1,489,030	1,832,729	2,406,514
Total Equity Market Capitalization	$2,560,891	$2,075,886	$1,714,164	$2,057,862	$2,631,648

Total Debt	$1,897,852	$1,831,713	$1,868,632	$1,856,751	$1,843,086

Total Market Capitalization	$4,458,743	$3,907,599	$3,582,796	$3,914,613	$4,474,734

Debt to Total Market Capitalization	42.6%	46.9%	52.2%	47.4%	41.2%
Debt to Total Assets	58.7%	57.3%	59.6%	59.6%	59.4%
Debt to Undepreciated Book Value of Real Estate Assets	56.7%	55.2%	57.4%	57.8%	58.0%

Quarterly Debt Analysis

(Dollars in thousands)

	2009						2008
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$1,454,240		$1,204,437		$1,157,252		$1,189,767		$1,193,659
Construction Loans (1)	60,364		115,914		133,892		121,856		82,121
Unsecured Revolving Credit Facility (2)	228,000		357,000		424,000		392,500		380,500
Exchangeable Senior Notes	155,248		154,362		153,488		152,628		186,806
	$1,897,852		$1,831,713		$1,868,632		$1,856,751		$1,843,086

Interest Rate Data
Fixed-Mortgage Loans	$1,182,967		$933,037		$935,852		$968,367		$972,259
Fixed-Exchangeable Senior Notes	155,248		154,362		153,488		152,628		186,806
Variable	289,637		474,314		459,292		485,756		534,021
Variable Subject to Interest Rate Swaps (3)	270,000		270,000		320,000		250,000		150,000
	$1,897,852		$1,831,713		$1,868,632		$1,856,751		$1,843,086

% of Fixed Rate Loans (3)	84.74%		74.11%		75.42%		73.84%		71.03%
% of Variable Rate Loans (3)	15.26%		25.89%		24.58%		26.16%		28.97%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.10%		5.04%		5.38%		5.44%		5.50%
Unsecured Revolving Credit Facility	2.82%		2.85%		2.79%		3.89%		4.25%
Exchangeable Senior Notes (4)	3.50%		3.50%		3.50%		3.50%		3.50%
Total Weighted Average	4.85%		4.68%		4.82%		5.00%		5.11%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
NOI interest coverage ratio	3.32	x	3.88	x	3.69	x	3.30	x	3.05	x
EBITDA interest coverage ratio	3.20	x	3.73	x	3.51	x	3.48	x	2.92	x
NOI debt service coverage ratio	2.93	x	3.37	x	3.19	x	2.48	x	2.63	x
EBITDA debt service coverage ratio	2.82	x	3.24	x	3.04	x	2.62	x	2.52	x
NOI fixed charge coverage ratio	2.75	x	3.14	x	3.00	x	2.73	x	2.55	x
EBITDA fixed charge coverage ratio	2.64	x	3.01	x	2.86	x	2.88	x	2.44	x

(1)         Includes $43.6 million due under our Revolving Construction Facility at September 30, 2009.  This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2)         As of September 30, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $372.0 million was available.

(3)         Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

Notional	One-Month	Effective	Expiration
Amount	Libor Base	Date	Date
$50,000	5.036%	3/28/06	3/30/09
$25,000	5.232%	5/1/06	5/1/09
$25,000	5.232%	5/1/06	5/1/09
$50,000	4.330%	10/23/07	10/23/09
$100,000	2.510%	11/3/08	12/31/09
$120,000	1.760%	1/2/09	5/1/2012

(4)         Rate is on the stated face amount of the note.

Debt Maturity Schedule -  September 30, 2009

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

October - December		3,009	—	0.00%	332	750	5.95%	—	4,091
Total 2009		$3,009	$—	0.00%	$332	$750	5.95%	$—	$4,091

2010	(4)	$13,216	$52,177		$798	$12,481		$—	$78,672
2011	(5)	11,730	102,264		805	60,364		228,000	403,164
2012		10,569	257,523		865	—		—	268,958
2013		7,703	134,843		930	—		—	143,476
2014	(6)	5,611	90,670		640	47,066		—	143,988
2015		4,508	114,558		329	—		—	119,396
2016		3,481	274,605		356	—		—	278,442
2017		193	300,610		385	—		—	301,188
2018		—	—		417	—		—	417
2019		—	—		373	39		—	412
2020		—	—		—	—		—	—
		$60,020	$1,327,251		$6,232	$120,699		$228,000	$1,742,203

			Net premium						401
			Mortgage and Other Loans Payable						$1,742,604

			Exchangeable Senior Notes-Face Amount						$162,500
			Net discount						$(7,252)
			Exchangeable Senior Notes (7)						$155,248

			Total Debt						$1,897,852

Notes:

(1)         Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)         For the variable rate loans expiring in 2009, the interest rate used for this calculation was the rate at September 30, 2009.

(3)         As of September 30, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $372 million was available.

(4)         Includes $8.5 million maturing on a non-recourse loan that matures in September 2025 but will be called in October 2010.

(5)         Includes $228.0 million due under our Revolving Credit Facility at September 30, 2009 that may be extended by us for a one-year period, subject to certain conditions.  Also includes $43.6 million due under our Revolving Construction Facility at September 30, 2009 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(6)         We have a $4.8 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions. The above table includes $4.3 million due on maturity of this loan in 2014.

(7)         Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2009			2008
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS — All computations include the effect of discontinued operations
Net income as a % of Real estate revenues from cont. and discont. operations
(Net income / Real estate revenues from cont. and discont. operations)	14.82%	17.07%	17.00%	20.69%	13.64%

NOI as a % of Real estate revenues from cont. and discont. operations
(NOI / Real estate revenues from cont. and discont. operations)	63.20%	64.85%	63.47%	64.49%	64.52%

EBITDA as a % of Real estate revenues from cont. and discont. operations
(EBITDA / Real estate revenues from cont. and discont. operations)	60.79%	62.34%	60.40%	68.06%	61.70%

G&A as a % of Net income
(G&A / Net income)	37.96%	32.32%	30.51%	30.27%	42.82%

G&A as a % of Real estate revenues from cont. and discont. operations
(G&A / Real estate revenues from cont. and discont. operations)	5.63%	5.52%	5.19%	6.26%	5.84%

G&A as a % of EBITDA
(G&A / EBITDA)	9.25%	8.85%	8.59%	9.20%	9.47%

Recurring Capital Expenditures	$7,572	$4,383	$5,883	$8,682	$7,008
Recurring Capital Expenditures per average square foot of consolidated properties	$0.40	$0.23	$0.32	$0.47	$0.38
Recurring Capital Expenditures as a % of NOI	11.43%	6.39%	8.68%	12.99%	10.74%

Quarterly Dividend Analysis

	2009						2008
	September 30		June 30		March 31		December 31		September 30
Common Share Dividends
Dividends per share/unit	$0.3925		$0.3725		$0.3725		$0.3725		$0.3725
Increase over prior quarter	5.4%		0.0%		0.0%		0.0%		9.6%

Common Dividend Payout Ratios
Earnings Payout	219.1%		171.2%		167.2%		130.1%		233.3%

Diluted FFO Payout	65.8%		55.7%		55.8%		50.3%		63.4%

Diluted AFFO Payout	89.2%		64.9%		67.0%		86.7%		87.2%

Dividend Coverage - Diluted FFO	1.52	x	1.80	x	1.79	x	1.99	x	1.58	x

Dividend Coverage - Diluted AFFO	1.12	x	1.54	x	1.49	x	1.15	x	1.15	x

Common Dividend Yields
Dividend Yield	4.26%		5.08%		6.00%		4.85%		3.69%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656		$0.47656		$0.47656		$0.47656		$0.47656
Preferred Share Dividend Yield	7.625%		7.625%		7.625%		7.625%		7.625%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000		$0.70000		$0.70000		$0.70000		$0.70000
Preferred Share Dividend Yield	5.600%		5.600%		5.600%		5.600%		5.600%
Quarter End Recorded Book Value	$50.00		$50.00		$50.00		$50.00		$50.00

Investor Composition and Analyst Coverage

as of September 30, 2009

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	1,026,925	4,212,152	—	5,239,077	8.19%
Non-insiders	57,223,370	871,467	610,014	58,704,851	91.81%
	58,250,295	5,083,619	610,014	63,943,928	100.00%

	September 30,	June 30,	March 31,	December 31,	September 30,
RESEARCH COVERAGE	2009	2009	2009	2008	2008

Bank of America Merrill Lynch	n/a	n/a	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	x
ISI Group	x	x	n/a	n/a	n/a
Macquarie Securities	x	x	x	x	n/a
Raymond James	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wells Fargo Securities	x	x	x	x	x

Property Summary by Region - September 30, 2009

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	300 Sentinel Drive (300 NBP)	BWI Airport	NBP	2009	M	45,422	147,332
3	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,647
4	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	155,883
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	155,669
7	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,196
8	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
9	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
10	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
11	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
12	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
13	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
14	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
15	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
16	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
17	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
18	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
19	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
20	131 National Business Parkway	BWI Airport	NBP	1990	M	69,336
21	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
22	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,462,758	147,332

1	1306 Concourse Drive	BWI Airport	APS	1990	M	116,101
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,792
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	100,824
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,053
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,583
10	1190 Winterson Road	BWI Airport	APS	1987	M	68,899
11	849 International Drive	BWI Airport	APS	1988	M	68,791
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	66,837
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,912
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	58,035
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	54,211
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,635,253	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,136
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,153
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,888
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	56,964
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	43,283
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,317
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	28,998
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,718
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	16,964
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,947
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						546,042	—

58	Subtotal (continued on next page)					4,644,053	147,332

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - September 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

58	Subtotal (continued from prior page)					4,644,053	147,332

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2009	M	105,363
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						128,863	—

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2009	M	131,451
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,847
5	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
6	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
7	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,027
9	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
10	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	76,134
11	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	75,028
12	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
13	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
14	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
15	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,131
16	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
18	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
19	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
20	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
21	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
22	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,472
23	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
24	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
25	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
26	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
27	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
28	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,362,309	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	61,984
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,180
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	39,496
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,195
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	15,910
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,263
						443,516	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,220
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,485
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,230	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

107	Total Baltimore/Washington Corridor					8,109,624	147,332

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - September 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	58,676
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,363
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						260,729	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	58,981
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,866	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					821,812	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	471,440
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,706
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	127,329
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,454,950	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,776
						166,409	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
						447,176	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	139,877

15	Total Northern Virginia					2,613,077	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	14303 Lake Royer Drive	Fort Ritchie		1990/2007	S	9,829
2	14310 Castle Avenue	Fort Ritchie		1993/2008	S	3,014
3	24949 Lake Wastler	Fort Ritchie		2009	S	1,521
4	14316 Lake Royer Drive	Fort Ritchie		1953	S	864
						15,228	—

6	Total Other					311,070	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	125,637	292,793
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
	760 Jolly Road	Blue Bell	Unisys campus	1994	M		208,854
3	751 Jolly Road	Blue Bell	Unisys campus	1991	M	114,000
	Total Greater Philadelphia					458,702	501,647

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest		1982/1985	M	508,412
3	7700-5 Potranco-Warehouse	San Antonio Northwest		2009	S	25,056
4	7700-1 Potranco Road	San Antonio Northwest		2007	S	8,674
						542,142	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

6	Total San Antonio, Texas					665,117	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,812
3	565 Space Center Drive	Colorado Springs East	Patriot Park		M	1,949	87,824
4	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
5	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
6	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						307,421	87,824

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office	2009	M	38,456	107,267
2	12515 Academy Ridge View	I-25 North Corridor	InterQuest Office	2006	M	61,372
3	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
4	9945 Federal Drive	I-25 North Corridor	InterQuest Office	2009	S	74,004
5	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
6	9925 Federal Drive	I-25 North Corridor	InterQuest Office	2008	S	53,745
7	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						415,496	107,267

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,997
						324,651	—

21	Total Colorado Springs, Colorado					1,375,028	195,091

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	122,491

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					695,307

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	215,364
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	127,196
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,550
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,747
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,574
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	23,844
						693,379	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,268
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,932	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,714
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,081
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,811
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,858
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						364,582	—

1	502 Washington Avenue	Towson		1984	M	90,813
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	48,808
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,715
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						176,767	—

29	Subtotal (continued on next page)					1,657,660	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

29	Subtotal (continued from prior page)					1,657,660	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	50,393

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,116
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,803	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	42,767
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,801
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,242
						204,831	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	50,089
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,487
						187,068	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	35,678

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	41,810
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	17,599
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	15,669
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						205,441	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	43,791
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,710
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,163
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	26,747
						134,411	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	218,215

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,806

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	51,198
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,132
						98,330	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,206
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,995
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	23,482
						79,683	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,764
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,764	—

63	Total Suburban Baltimore					3,198,083	—

246	TOTAL WHOLLY-OWNED PORTFOLIO					18,449,020	844,070

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2009

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,589
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,671
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,519	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	31,710
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						116,613	—

16	Total Greater Harrisburg					670,999	—

16	Total Unconsolidated Joint Venture Properties					670,999	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	118,519
	5850 University Research Court	College Park	M Square Business Park		M	—	123,464
						118,519	123,464

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,883

	Total Suburban Maryland					174,402	123,464

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M	143,939	—

	Total Baltimore/Washington Corridor					143,939	356,000

3	Total Consolidated Joint Venture Properties					318,341	479,464

19	TOTAL JOINT VENTURE PORTFOLIO					989,340	479,464

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

September 30, 2009

Number of Buildings	107	15	63	5	18	21	6	3	2	6	246
Rentable Square Feet	8,109,624	2,613,077	3,198,083	695,307	821,812	1,375,028	665,117	458,702	201,200	311,070	18,449,020
Occupied %	90.64%	97.02%	81.95%	92.03%	97.32%	87.07%	100.00%	100.00%	100.00%	99.29%	90.94%
Leased %	91.31%	97.11%	82.69%	92.32%	97.79%	87.21%	100.00%	100.00%	100.00%	99.57%	91.42%

June 30, 2009

Number of Buildings	106	15	63	5	18	19	5	4	2	6	243
Rentable Square Feet	7,992,471	2,616,302	3,206,243	694,017	824,137	1,293,770	640,061	960,349	201,200	311,070	18,739,620
Occupied %	92.99%	94.70%	82.13%	92.78%	97.52%	92.97%	100.00%	100.00%	100.00%	99.29%	92.34%
Leased %	93.54%	97.40%	83.32%	92.78%	99.12%	93.12%	100.00%	100.00%	100.00%	99.29%	93.23%

March 31, 2009

Number of Buildings	105	15	63	5	18	17	5	4	2	6	240
Rentable Square Feet	7,860,050	2,616,830	3,206,204	694,017	824,137	1,189,223	640,061	960,349	201,200	311,070	18,503,141
Occupied %	93.26%	95.80%	82.67%	97.43%	95.13%	94.31%	100.00%	100.00%	100.00%	99.29%	92.85%
Leased %	93.80%	98.34%	84.38%	97.43%	97.21%	95.37%	100.00%	100.00%	100.00%	99.29%	93.89%

December 31, 2008

Number of Buildings	104	15	63	5	18	17	5	4	2	5	238
Rentable Square Feet	7,834,175	2,609,030	3,207,050	690,619	824,137	1,189,232	640,061	960,349	201,200	306,090	18,461,943
Occupied %	93.35%	97.36%	83.14%	97.72%	95.17%	94.26%	100.00%	100.00%	100.00%	100.00%	93.21%
Leased %	93.74%	97.40%	85.01%	97.72%	96.07%	94.26%	100.00%	100.00%	100.00%	100.00%	93.74%

September 30, 2008

Number of Buildings	103	14	63	5	18	17	5	4	2	4	235
Rentable Square Feet	7,830,380	2,471,993	3,205,153	694,476	824,137	1,189,023	600,643	960,349	201,200	305,226	18,282,580
Occupied %	92.38%	99.20%	84.28%	97.18%	93.48%	95.30%	100.00%	100.00%	100.00%	100.00%	93.17%
Leased %	93.33%	99.34%	87.81%	97.18%	95.31%	95.30%	100.00%	100.00%	100.00%	100.00%	94.29%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Northern	Total
	Harrisburg	Corridor	Maryland	Virginia	Portfolio

September 30, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	670,999	143,939	174,402	—	989,340
Occupied %	79.75%	6.02%	69.39%	0.00%	67.20%
Leased %	79.75%	100.00%	75.81%	0.00%	68.33%

June 30, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,763	8,626	171,949	—	852,338
Occupied %	86.21%	100.00%	65.62%	0.00%	82.20%
Leased %	86.21%	100.00%	65.62%	0.00%	82.20%

March 31, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,759	8,626	171,949	—	852,334
Occupied %	87.06%	100.00%	65.62%	0.00%	82.86%
Leased %	87.54%	100.00%	65.62%	0.00%	82.86%

December 31, 2008

Number of Buildings	16	—	2	—	18
Rentable Square Feet	671,759	—	97,366	—	769,125
Occupied %	89.38%	—	94.79%	0.00%	90.07%
Leased %	89.88%	—	94.79%	0.00%	90.50%

September 30, 2008

Number of Buildings	16	—	2	1	19
Rentable Square Feet	671,759	—	97,366	78,171	847,296
Occupied %	89.90%	—	90.68%	100.00%	90.92%
Leased %	90.40%	—	94.79%	100.00%	91.79%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of September 30, 2009

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	246	18,449,020	90.94%	91.42%
Add: Consolidated Joint Venture Properties	3	318,341	40.73%	44.25%
Subtotal	249	18,767,361	89.79%	90.33%
Add: Unconsolidated Joint Venture Properties	16	670,999	79.75%	79.75%
Entire Portfolio	265	19,438,360	89.73%	90.25%

Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2009 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	67	2,649,894	15.8%	75,570	18.7%	6.2
Northrop Grumman Corporation	(6)	15	1,135,642	6.8%	30,218	7.5%	6.0
Booz Allen Hamilton, Inc.		9	738,284	4.4%	21,545	5.3%	5.5
Computer Sciences Corporation	(6)	3	454,986	2.7%	12,475	3.1%	1.8
L-3 Communications Holdings, Inc.	(6)	5	266,943	1.6%	9,877	2.4%	4.5
General Dynamics Corporation	(6)	10	299,153	1.8%	8,302	2.1%	1.3
Wells Fargo & Company	(6)	7	218,199	1.3%	7,764	1.9%	8.4
The Aerospace Corporation	(6)	3	245,935	1.5%	7,523	1.9%	5.3
ITT Corporation	(6)	8	305,689	1.8%	7,223	1.8%	4.8
Integral Systems, Inc.	(6)	4	241,504	1.4%	6,062	1.5%	10.4
Comcast Corporation	(6)	7	306,123	1.8%	6,011	1.5%	4.1
AT&T Corporation	(6)	5	306,932	1.8%	5,955	1.5%	3.7
Unisys Corporation		2	258,498	1.5%	4,631	1.1%	0.5
The Boeing Company	(6)	4	144,227	0.9%	4,467	1.1%	4.0
Ciena Corporation		4	229,842	1.4%	4,391	1.1%	3.7
BAE Systems PLC	(6)	7	211,805	1.3%	3,235	0.8%	5.8
The Johns Hopkins Institutions	(6)	4	128,827	0.8%	3,234	0.8%	3.1
Merck & Co., Inc.	(6)	2	225,900	1.3%	2,772	0.7%	7.0
Lockheed Martin Corporation		5	143,943	0.9%	2,683	0.7%	2.8
Magellan Health Services, Inc.		2	113,727	0.7%	2,681	0.7%	2.6

Subtotal Top 20 Office Tenants		173	8,626,053	51.4%	226,619	56.2%	5.3
All remaining tenants		702	8,151,421	48.6%	176,721	43.8%	3.6
Total/Weighted Average		875	16,777,474	100.0%	$403,340	100.0%	4.5

(1)	Table excludes owner occupied leasing activity which represents 164,257 square feet with a weighted average remaining lease term of 5.8 years as of September 30, 2009.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2009, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)

Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)	Includes affiliated organizations or agencies.

Real Estate Revenues from Continuing and Discontinued Operations

(Dollars in thousands)

	Nine Months Ended September 30,
	2009	2008

Office Properties:

Baltimore/Washington Corridor	$148,691	$138,142
Northern Virginia	60,728	57,454
Suburban Baltimore	42,161	41,324
Suburban Maryland	14,970	14,457
Colorado Springs	16,956	14,475
St. Mary’s and King George Counties	10,433	9,622
San Antonio	9,761	6,548
Greater Philadelphia	6,356	7,519
Central New Jersey	1,823	1,929
Other	8,326	7,609
Subtotal	320,205	299,079
Eliminations / other	(2,800)	(2,687)

Real estate revenues from cont. and discont. operations	$317,405	$296,392

NOI by Geographic Region

(Dollars in thousands)

	Nine Months Ended September 30,
	2009	2008
Office Properties:

Baltimore/Washington Corridor	$94,718	$89,778
Northern Virginia	37,905	35,697
Suburban Baltimore	23,857	23,316
Suburban Maryland	8,814	9,208
Colorado Springs	12,129	9,296
St. Mary’s and King George Counties	7,904	7,276
San Antonio	6,730	4,976
Greater Philadelphia	5,683	7,372
Central New Jersey	1,697	1,624
Other	5,731	5,220
Subtotal	205,168	193,763
Eliminations / other	(2,541)	(1,934)

NOI	$202,627	$191,829

Real Estate Revenues from Continuing and Discontinued Operations by Quarter

(Dollars in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$49,568	$49,531	$49,592	$48,317	$46,139
Northern Virginia	19,158	19,211	22,359	19,563	19,523
Suburban Baltimore	14,540	13,793	13,828	13,475	13,912
Suburban Maryland	4,754	5,179	5,037	4,889	4,966
Colorado Springs	6,275	5,803	4,878	5,897	5,612
St. Mary’s and King George Counties	3,545	3,478	3,410	3,317	3,328
San Antonio	3,269	3,547	2,945	2,763	2,641
Greater Philadelphia	1,343	2,507	2,506	2,506	2,507
Central New Jersey	601	601	621	638	591
Other	2,731	2,897	2,698	3,099	2,775
Subtotal	105,784	106,547	107,874	104,464	101,994
Eliminations / other	(941)	(829)	(1,030)	(865)	(905)

Real estate revenues from cont. and discont. operations	$104,843	$105,718	$106,844	$103,599	$101,089

NOI by Geographic Region by Quarter

(Dollars in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$31,731	$32,037	$30,950	$31,208	$29,676
Northern Virginia	11,707	11,701	14,497	11,801	12,005
Suburban Baltimore	8,756	7,975	7,126	7,503	7,918
Suburban Maryland	2,687	3,149	2,978	3,036	2,968
Colorado Springs	4,479	4,085	3,565	3,791	3,753
St. Mary’s and King George Counties	2,680	2,686	2,538	2,417	2,471
San Antonio	2,038	2,584	2,108	1,909	1,945
Greater Philadelphia	769	2,506	2,408	2,451	2,464
Central New Jersey	558	554	585	599	533
Other	1,834	2,024	1,873	2,299	2,039
Subtotal	67,239	69,301	68,628	67,014	65,772
Eliminations / other	(979)	(745)	(817)	(201)	(549)

NOI	$66,260	$68,556	$67,811	$66,813	$65,223

Same Office Property Cash NOI by Year to Date Period

(Dollars in thousands)

	Nine Months Ended September 30,
	2009	2008

Office Properties: (1)

Baltimore/Washington Corridor	$90,574	$85,761
Northern Virginia	37,726	33,600
Suburban Baltimore	22,495	21,682
Suburban Maryland	8,077	8,285
Colorado Springs	6,490	6,629
St. Mary’s and King George Counties	7,685	7,112
San Antonio	206	91
Greater Philadelphia	1,897	1,875
Central New Jersey	1,692	1,606
Other	5,670	5,119
Total Office Properties	$182,512	$171,760
Less: Lease termination fees, gross	(5,184)	(368)
Same office property cash NOI, excluding gross lease termination fees	$177,328	$171,392

Same Office Property GAAP NOI by Year

(Dollars in thousands)

	Nine Months Ended September 30,
	2009	2008

Office Properties: (1)

Baltimore/Washington Corridor	$90,864	$88,655
Northern Virginia	37,406	35,022
Suburban Baltimore	24,032	23,274
Suburban Maryland	8,486	8,920
Colorado Springs	6,743	6,901
St. Mary’s and King George Counties	7,909	7,281
San Antonio	227	115
Greater Philadelphia	1,787	1,714
Central New Jersey	1,708	1,658
Other	6,498	6,020
Total Office Properties	$185,660	$179,560

GAAP net operating income for same office properties	$185,660	$179,560
Less: Straight-line rent adjustments	(2,204)	(6,683)
Less: Amortization of deferred market rental revenue	(944)	(1,117)
Same office property cash NOI	$182,512	$171,760
Less: Lease termination fees, gross	(5,184)	(368)
Same office property cash NOI, excluding gross lease termination fees	$177,328	$171,392

(1)	Same office properties represent buildings owned and 100% operational since January 1, 2008. Amounts reported do not include the effects of eliminations.

Same Office Property Cash NOI by Quarter

(Dollars in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$31,145	$31,021	$30,359	$30,473	$28,851
Northern Virginia	11,236	11,440	15,051	11,468	11,235
Suburban Baltimore	8,299	7,587	6,608	7,187	7,344
Suburban Maryland	2,472	2,896	2,709	2,652	2,852
Colorado Springs	3,250	3,681	3,469	3,460	3,298
St. Mary’s and King George Counties	2,655	2,556	2,474	2,329	2,400
San Antonio	339	759	246	286	371
Greater Philadelphia	634	686	577	628	632
Central New Jersey	556	553	583	595	525
Other	1,904	1,895	1,853	2,090	1,895
Total Office Properties	$62,490	$63,074	$63,929	$61,168	$59,403
Less: Lease termination fees, gross	(966)	(558)	(3,660)	(201)	(209)
Same Office Property Cash NOI, excluding gross lease termination fees	$61,524	$62,516	$60,269	$60,967	$59,194

Same Office Property GAAP NOI by Quarter

(Dollars in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$30,765	$31,301	$30,846	$31,341	$29,727
Northern Virginia	11,426	11,579	14,401	11,594	11,811
Suburban Baltimore	8,812	8,032	7,188	7,533	7,964
Suburban Maryland	2,591	3,034	2,861	2,835	3,037
Colorado Springs	3,523	3,974	3,683	3,684	3,596
St. Mary’s and King George Counties	2,681	2,688	2,539	2,418	2,472
San Antonio	421	842	330	375	461
Greater Philadelphia	647	624	516	567	570
Central New Jersey	561	558	589	600	539
Other	2,181	2,191	2,128	2,463	2,235
Total Office Properties	$63,608	$64,823	$65,081	$63,410	$62,412

GAAP net operating income for same office properties	$63,608	$64,823	$65,081	$63,410	$62,412
Less: Straight-line rent adjustments	(733)	(1,207)	(847)	(1,711)	(2,529)
Less: Amortization of deferred market rental revenue	(385)	(542)	(305)	(531)	(480)
Same office property cash NOI	$62,490	$63,074	$63,929	$61,168	$59,403
Less: Lease termination fees, gross	(966)	(558)	(3,660)	(201)	(209)
Same office property cash NOI, excluding gross lease termination fees	$61,524	$62,516	$60,269	$60,967	$59,194

(1)          Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties for Quarter (1)

					St.Mary’s
	Baltimore /				and King
	Washington	Northern	Suburban	Suburban	George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Office

3rd Quarter 2009 Average

Number of Buildings	103	14	63	6	18	16	3	1	2	4	230
Rentable Square Feet	7,823,614	2,472,989	3,198,184	751,173	821,816	1,145,502	131,649	219,065	201,200	308,685	17,073,877
Percent Occupied	92.07%	96.92%	82.59%	91.24%	96.98%	90.40%	100%	100%	100.00%	99.28%	91.47%

2nd Quarter 2009 Average

Number of Buildings	103	14	63	6	18	16	3	1	2	4	230
Rentable Square Feet	7,828,397	2,471,817	3,206,205	749,883	824,137	1,145,502	131,649	219,065	201,200	308,685	17,086,540
Percent Occupied	92.59%	97.64%	82.53%	95.51%	97.21%	94.27%	100.00%	100.00%	100.00%	99.28%	92.26%

1st Quarter 2009 Average

Number of Buildings	103	14	63	6	18	16	3	1	2	4	230
Rentable Square Feet	7,828,793	2,471,993	3,206,596	747,618	824,137	1,145,502	131,649	219,065	201,200	306,793	17,083,346
Percent Occupied	93.29%	98.25%	82.85%	97.13%	95.15%	94.09%	100.00%	100.00%	100.00%	99.72%	92.69%

4th Quarter 2008 Average

Number of Buildings	103	14	63	6	18	16	3	1	2	4	230
Rentable Square Feet	7,829,797	2,471,993	3,206,476	746,456	824,137	1,145,511	131,649	219,065	201,200	305,226	17,081,510
Percent Occupied	93.28%	99.60%	82.64%	97.09%	94.41%	94.64%	100.00%	100.00%	100.00%	100.00%	92.85%

3rd Quarter 2008 Average

Number of Buildings	103	14	63	6	18	16	3	1	2	4	230
Rentable Square Feet	7,827,994	2,470,303	3,206,439	747,741	824,137	1,144,917	131,649	219,065	201,200	305,226	17,078,671
Percent Occupied	92.35%	99.29%	84.98%	96.23%	93.78%	95.21%	100.00%	100.00%	100.00%	100.00%	92.78%

(1)  Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of September 30, 2009 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	33	545,028	68.8%	3.2%	$8,584	2.1%	$15.75
Northern Virginia	3	21,249	2.7%	0.1%	635	0.2%	29.89
Suburban Baltimore	14	54,059	6.8%	0.3%	1,254	0.3%	23.21
Suburban Maryland	—	—	0.0%	0.0%	—	0.0%	0.00
St. Mary’s and King George Cos.	4	80,960	10.2%	0.5%	1,184	0.3%	14.62
Greater Philadelphia	—	—	0.0%	0.0%	—	0.0%	0.00
Colorado Springs	7	89,950	11.4%	0.5%	1,789	0.4%	19.89
Other	1	864	0.1%	0.0%	4	0.0%	4.75
2009	62	792,110	100.0%	4.7%	13,451	3.3%	16.98

Baltimore/Washington Corridor	91	957,109	38.9%	5.7%	24,172	6.0%	25.25
Northern Virginia	38	723,180	29.4%	4.3%	19,013	4.7%	26.29
Suburban Baltimore	61	330,756	13.4%	2.0%	6,954	1.7%	21.03
Suburban Maryland	11	233,045	9.5%	1.4%	4,242	1.1%	18.20
St. Mary’s and King George Cos.	15	187,968	7.6%	1.1%	3,182	0.8%	16.93
Greater Philadelphia	—	—	0.0%	0.0%	—	0.0%	0.00
Colorado Springs	5	23,437	1.0%	0.1%	461	0.1%	19.66
Other	3	7,612	0.3%	0.0%	128	0.0%	16.82
2010	224	2,463,107	100.0%	14.7%	58,151	14.4%	23.61

Baltimore/Washington Corridor	69	893,901	51.2%	5.3%	20,160	5.0%	22.55
Northern Virginia	10	79,141	4.5%	0.5%	2,547	0.6%	32.19
Suburban Baltimore	80	451,472	25.9%	2.7%	9,577	2.4%	21.21
Suburban Maryland	8	51,605	3.0%	0.3%	1,539	0.4%	29.81
St. Mary’s and King George Cos.	9	73,302	4.2%	0.4%	1,244	0.3%	16.97
Colorado Springs	10	195,451	11.2%	1.2%	3,472	0.9%	17.77
2011	186	1,744,872	100.0%	10.4%	38,540	9.6%	22.09

Baltimore/Washington Corridor	74	1,207,974	44.2%	7.2%	31,683	7.9%	26.23
Northern Virginia	18	129,475	4.7%	0.8%	3,983	1.0%	30.76
Suburban Baltimore	67	693,699	25.4%	4.1%	13,274	3.3%	19.14
Suburban Maryland	4	42,510	1.6%	0.3%	1,128	0.3%	26.53
St. Mary’s and King George Cos.	18	283,986	10.4%	1.7%	5,199	1.3%	18.31
Greater Philadelphia	2	219,065	8.0%	1.3%	2,616	0.6%	11.94
Colorado Springs	8	76,488	2.8%	0.5%	1,633	0.4%	21.35
San Antonio	3	78,359	2.9%	0.5%	1,540	0.4%	19.66
Other	1	1,521	0.1%	0.0%	23	0.0%	15.00
2012	195	2,733,077	100.0%	16.3%	61,079	15.1%	22.35

Baltimore/Washington Corridor	88	1,106,877	60.8%	6.6%	34,733	8.6%	31.38
Northern Virginia	7	104,339	5.7%	0.6%	3,024	0.7%	28.99
Suburban Baltimore	42	387,070	21.3%	2.3%	7,150	1.8%	18.47
Suburban Maryland	3	7,069	0.4%	0.0%	215	0.1%	30.39
St. Mary’s and King George Cos.	10	105,753	5.8%	0.6%	1,753	0.4%	16.57
Colorado Springs	6	105,491	5.8%	0.6%	2,232	0.6%	21.16
Other	1	3,014	0.2%	0.0%	45	0.0%	15.00
2013	157	1,819,613	100.0%	10.8%	49,152	12.2%	27.01

Baltimore/Washington Corridor	165	2,624,175	36.5%	15.6%	71,973	17.8%	27.43
Northern Virginia	83	1,476,750	20.6%	8.8%	46,286	11.5%	31.34
Suburban Baltimore	83	685,321	9.5%	4.1%	13,820	3.4%	20.17
Suburban Maryland	22	305,687	4.3%	1.8%	6,847	1.7%	22.40
St. Mary’s and King George Cos.	13	64,023	0.9%	0.4%	1,369	0.3%	21.38
Greater Philadelphia	2	239,637	3.3%	1.4%	4,079	1.0%	17.02
Colorado Springs	42	706,377	9.8%	4.2%	13,580	3.4%	19.22
San Antonio	4	586,758	8.2%	3.5%	13,377	3.3%	22.80
Central New Jersey	2	201,200	2.8%	1.2%	2,350	0.6%	11.68
Other	3	295,842	4.1%	1.8%	8,796	2.2%	29.73
Thereafter	419	7,185,770	100.0%	42.8%	182,476	45.2%	25.39

Other (4)	13	38,925	100.0%	0.2%	495	0.1%	12.72

Total / Average	1,256	16,777,474		100.0%	$403,344	100.0%	$24.04

NOTE:  As of September 30, 2009, the weighted average lease term for the wholly owned properties is 4.5 years.

(1)        This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 89,332 square feet yet to commence as of September 30, 2009.

(2)        Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)        Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2009 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)        Month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarter and Year to Date Office Renewal Analysis for Wholly Owned Properties as of September 30, 2009

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Other	Total Office

Quarter Ended September 30, 2009:

Expiring Square Feet	434,103	18,613	235,807	37,541	39,756	11,813	—	777,633
Vacated Square Feet	148,383	14,000	36,939	37,541	—	11,813	—	248,676
Renewed Square Feet	285,720	4,613	198,868	—	39,756	—		528,957
Retention Rate (% based upon square feet)	65.82%	24.78%	84.34%	0.00%	100.00%	0.00%	0.00%	68.02%

Renewed Space Only:
Average Committed Cost per Square Foot	$7.55	$1.05	$2.52	$—	$0.11	$—	$—	$5.04
Weighted Average Lease Term in years	4.0	1.0	2.0	—	1.2	—	—	3.0

Change in Total Rent - GAAP	-7.82%	5.49%	2.45%	0.00%	4.95%	0.00%	0.00%	-3.64%
Change in Total Rent - Cash	-12.04%	5.49%	-1.54%	0.00%	2.50%	0.00%	0.00%	-7.66%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$8.62	$2.66	$4.38	$0.76	$0.11	$5.53	$—	$6.09
Weighted Average Lease Term in years	4.0	1.7	2.3	1.0	1.2	5.1	—	3.2

Change in Total Rent - GAAP	-8.10%	4.36%	1.35%	-41.14%	4.95%	-8.05%	—	-6.28%
Change in Total Rent - Cash	-12.23%	2.76%	-2.94%	-43.92%	2.50%	-36.86%	0.00%	-11.90%

Nine Months Ended September 30, 2009:

Expiring Square Feet	1,062,769	71,578	416,703	150,765	103,250	78,332	1,466	1,884,863
Vacated Square Feet	237,741	51,795	147,263	73,684	11,452	11,813	—	533,748
Renewed Square Feet	825,028	19,783	269,440	77,081	91,798	66,519	1,466	1,351,115
Retention Rate (% based upon square feet)	77.63%	27.64%	64.66%	51.13%	88.91%	84.92%	100.00%	71.68%

Renewed Space Only:
Average Committed Cost per Square Foot	$6.45	$10.42	$2.82	$3.66	$8.55	$14.01	$—	$6.14
Weighted Average Lease Term in years	3.5	3.6	2.5	4.9	2.6	5.9	—	3.4

Change in Total Rent - GAAP	3.23%	24.40%	-0.21%	4.79%	13.30%	12.93%	32.72%	4.04%
Change in Total Rent - Cash	-3.42%	9.79%	-5.26%	-3.67%	7.36%	1.50%	32.72%	-2.70%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$7.64	$13.91	$6.53	$2.83	$10.67	$9.53	$—	$7.67
Weighted Average Lease Term in years	3.5	3.7	3.2	3.8	3.3	5.5	—	3.6

Change in Total Rent - GAAP	2.47%	-5.84%	-0.70%	-9.05%	9.86%	4.43%	32.72%	1.47%
Change in Total Rent - Cash	-3.80%	-12.64%	-9.95%	-15.83%	-1.11%	-12.28%	32.72%	-6.37%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Central New Jersey or Greater Philadelphia regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and excludes leases terminated greater than 12 months prior to lease expiration.

Year to Date Wholly Owned Acquisition Summary as of September 30, 2009 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet at 9/30/09	Occupancy Percentage at Acquisition	Contractual Purchase Price

12515 Academy Ridge	Colorado Springs Northeast	6/26/2009	1	60,714	100.0%	$12,500

Total			1	60,714		$12,500

(1)  Includes operational buildings only.

Development Summary as of September 30, 2009

(Dollars in thousands)

			Wholly						Actual or
			Owned	Total					Anticipated
			or Joint	Rentable		Anticipated			Construction	Anticipated
			Venture	Square	Percentage	Total	Cost	Outstanding	Completion	Operational
Property and Location		Submarket	(JV)	Feet	Leased	Cost (1)	to date	Loan	Date (2)	Date (3)

Under Construction

5850 University Research Court College Park, Maryland		College Park	JV	123,464	100%	$25,813	$23,982	—	4Q 09	1Q 10

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,129	0%	27,437	17,274	—	1Q 10	3Q 10

8000 Potranco Road San Antonio, Texas		San Antonio Northwest	Owned	125,005	0%	24,104	13,955	—	2Q 10	4Q 10

8030 Potranco Road San Antonio, Texas		San Antonio Northwest	Owned	125,005	0%	24,104	16,334	—	2Q 10	4Q 10

Subtotal Government				498,603	25%	$101,457	$71,545	$—
% of Total Drivers				43%

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	(4)	I-25 North Corridor	Owned	145,723	32%	31,213	24,669	—	2Q 09	2Q 10

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	(5)	BWI Airport	Owned	192,754	39%	50,243	40,267	21,162	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	(6)	Colorado Springs East	Owned	89,773	2%	17,266	12,621	8,544	2Q 09	2Q 10

209 Research Boulevard Aberdeen, Maryland		Harford County	Owned	78,220	69%	18,033	6,207	—	2Q 10	2Q 11

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	150,843	0%	32,193	5,519	—	4Q 10	4Q 11

Subtotal Defense Information Technology				657,313	27%	$148,948	$89,283	$29,706
% of Total Drivers				57%

Total Under Construction				1,155,916	26%	$250,405	$160,828	$29,706

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	41%	468,726	16%
Suburban Maryland	11%	123,464	100%
Suburban Baltimore	7%	78,220	69%
Colorado Springs	20%	235,496	21%
San Antonio	22%	250,010	0%
Total Under Construction by Region	100%	1,155,916	26%

(1)	Anticipated Total Cost includes land, construction and leasing costs.
(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.
(4)	Although classified as “Under Construction,” 38,456 square feet are operational.
(5)	Although classified as “Under Construction,” 45,422 square feet are operational.
(6)	Although classified as “Under Construction,” 1,949 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Development Summary as of September 30, 2009 (continued)

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total				Anticipated
		or Joint	Rentable		Anticipated		Construction	Anticipated
		Venture	Square	Percentage	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	Leased	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	356,000	0%	$43,554	$28,643	3Q 10	3Q 11

Subtotal Baltimore/Washington Corridor			356,000		$43,554	$28,643

760 Jolly Road (Lakeside I) Blue Bell, PA	Greater Philadelphia	Owned	208,854	75%	30,395	4,546	3Q 10	3Q 11

Subtotal Greater Philadelphia			208,854		$30,395	$4,546

Total Redevelopment			564,854		$73,949	$33,189

Under Development

316 Sentinel Way (316 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,000		26,500	3,504	4Q 10	4Q 11

Riverwood Columbia, Maryland	Howard Co. Perimeter	Owned	70,000		17,100	2,246	2Q 11	2Q 12

Subtotal Government			195,000		$43,600	$5,750
% of Total Drivers			28%

North Gate Business Park (Lot C) Aberdeen, Maryland	Harford County	Owned	78,856		16,445	3,545	4Q 10	4Q 11

North Gate Business Park (Lot D) Aberdeen, Maryland	Harford County	Owned	120,000		27,500	1,750	1Q 11	1Q 12

North Gate Business Park (Lot I) Aberdeen, Maryland	Harford County	Owned	120,000		24,000	1,750	1Q 11	1Q 12

Military Drive Business Park (Bldg A) San Antonio, Texas	San Antonio Northwest	Owned	85,000		14,875	2,019	4Q 10	4Q 11

430 National Business Parkway Annapolis Junction, Maryland	BWI Airport	Owned	110,000		27,500	3,831	1Q 11	1Q 12

Subtotal Defense Information Technology			513,856		$110,320	$12,895
% of Total Drivers			72%

Total Under Development			708,856		$153,920	$18,645

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	43%	305,000
Suburban Baltimore	45%	318,856
San Antonio	12%	85,000
Total Under Development by Region	100%	708,856

(1)

Anticipated Total Cost includes land, construction and leasing costs except for properties that we previously operated prior to placing into redevelopment in which case only incremental costs of redevelopment are included.

(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Total Development Placed into Service as of September 30, 2009

(Dollars in thousands)

		Wholly	Total					Percentage of
		Owned or	Rentable	Development Square Feet Placed Into Service				Development Square
		Joint Venture	Square		Year 2009			Feet Placed Into
Property and Location	Submarket	(JV)	Feet	Year 2008	1st Quarter	2nd Quarter	3rd Quarter	Service Leased

5825 University Research Court College Park, Maryland	College Park	JV	118,519	41,500	77,019	—	—	64%

7740 Milestone Parkway Hanover, Maryland	BWI Airport	JV	143,939	—	8,659	—	135,280	6%

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,451	—	—	131,451	—	100%

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	—	—	33,809	4,647	100%

9925 Federal Drive (Hybrid II) Colorado Springs, Colorado	I-25 North Corridor	Owned	53,745	43,721	—	10,024	—	91%

9945 Federal Drive (Hybrid I) Colorado Springs, Colorado	I-25 North Corridor	Owned	74,004	—	—	—	74,004	0%

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	105,670	—	29,112	—	76,558	28%

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	Colorado Springs East	Owned	89,773	—	—	—	1,949	100%

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	192,754	—	—	—	45,422	100%

Total Development Placed Into Service			1,055,578	85,221	114,790	175,284	337,860	53%

Land Inventory as of September 30, 2009

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

National Business Park (Phase II)	BWI Airport	owned	—		—	16	345,000
National Business Park (Phase III)	BWI Airport	owned	—		—	173	1,367,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,651,870	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,651,870	219	2,195,941

Westfields Corporate Center	Dulles South	owned	—		—	23	400,460
Westfields - Park Center	Dulles South	owned	—		—	33	674,163
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	61	1,299,623

White Marsh	White Marsh	owned	—		—	152	1,692,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
North Gate Business Park	Harford County	owned	—		—	33	367,900
Total Suburban Baltimore			—		—	185	2,099,900

Thomas Johnson Drive	Frederick	owned	—		—	6	170,000
Route 15 / Biggs Ford Road	Frederick	owned	—		—	107	1,000,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		510,453	—	—
Total Suburban Maryland			49		510,453	123	1,390,000

Arborcrest	Blue Bell	owned	—		—	8	160,000
Total Greater Philadelphia			—		—	8	160,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	39	122,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	46	182,000

InterQuest	I-25 North Corridor	owned	—		—	113	1,626,592
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	756,257
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	194	2,502,849

San Antonio	San Antonio Northwest	owned	—		—	9	125,000
Northwest Crossroads	San Antonio Northwest	owned	—		—	31	375,000
Military Drive Business Park	San Antonio Northwest	owned	—		—	40	660,000
Total San Antonio			—		—	80	1,160,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,250	—	—
Fort Ritchie (1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other			192		967,250	591	1,700,000

TOTAL			297		3,129,573	1,524	12,940,313

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 38 and 39.

(1)	The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of September 30, 2009

(Dollars in thousands)

Consolidated Properties

	Joint Venture
	Interest					Consolidated
	Held By		Square		Total	Debt as
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 9/30/09

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$3,802	$—

7468 Candlewood Road (2)
Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	28,749	—

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	967,250	192 acres	7,045	—

7740-7744 Milestone Parkway (3)		Construction/
Hanover, Maryland	50.0%	Land Inventory	451,730	23 acres	30,066	16,753

5825 University Research Court
College Park, Maryland	45.0%	Construction	118,519	8 acres	20,939	—

5850 University Research Court
College Park, Maryland	45.0%	Construction	123,464	8 acres	22,264	—

M Square Research Park
College Park, Maryland	45.0%	Land Inventory	508,017	49 acres	3,235	—

TOTAL					$116,100	$16,753

Unconsolidated Properties

Joint Venture
	Interest				Off-Balance
	Held By		Square	COPT	Sheet Debt as
Property and Location	COPT	Status	Feet	Investment	of 9/30/09

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	670,999	$(4,966)	$66,600

(1)	Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.
(2)	The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.
(3)	In this joint venture entity, one building totaling 143,939 square feet was fully placed in service during the third quarter 2009.

Reconciliations of Year to Date Non GAAP Measurements

(Dollars in thousands)

	Nine Months Ended September 30,
	2009	2008

GAAP revenues from real estate operations from continuing operations	$317,405	$296,034
Revenues from discontinued operations	—	358
Real estate revenues from continuing and discontinued operations	$317,405	$296,392

GAAP revenues from real estate operations from continuing operations	$317,405	$296,034
Property operating expenses	(114,778)	(104,353)
Revenues from discontinued operations	—	358
Property operating expenses from discontinued operations	—	(210)
NOI	$202,627	$191,829

Depreciation and amortization assoc. with real estate operations from continuing operations	$81,911	$75,430
Depreciation and amortization from discontinued operations	—	52
Real estate-related depreciation and amortization	$81,911	$75,482

Total tenant improvements and incentives on operating properties	$11,604	$14,883
Total capital improvements on operating properties	6,763	6,827
Total leasing costs for operating properties	4,431	2,764
Less: Nonrecurring tenant improvements and incentives on operating properties	(2,780)	(4,077)
Less: Nonrecurring capital improvements on operating properties	(1,340)	(2,667)
Less: Nonrecurring leasing costs for operating properties	(916)	(269)
Add: Recurring capital expenditures on operating properties held through joint ventures	76	150
Recurring capital expenditures	$17,838	$17,611

Interest expense from continuing operations	$59,088	$65,580
Interest expense from discontinued operations	—	51
Total interest expense	$59,088	$65,631
Less: Amortization of deferred financing costs	(3,089)	(2,805)
Denominator for interest coverage	$55,999	$62,826
Scheduled principal amortization	8,200	10,810
Denominator for debt service coverage	$64,199	$73,636
Scheduled principal amortization	(8,200)	(10,810)
Preferred dividends - redeemable non-convertible	12,076	12,076
Preferred distributions	495	495
Denominator for fixed charge coverage	$68,570	$75,397

Common dividends for earnings payout ratio	$64,712	$51,553
Common distributions	5,974	8,564
Dividends and distributions for FFO and AFFO payout ratios	$70,686	$60,117

Income tax expense from continuing operations	$169	$102
Income tax expense from gain on other sales of real estate	—	578
Total income tax expense	$169	$680

Reconciliations of Quarter to Date Non GAAP Measurements

(Dollars in thousands)

	2009			2008
	September 30	June 30	March 31	December 31	September 30

Total Assets or Denominator for Debt to Total Assets	$3,230,647	$3,198,675	$3,137,290	$3,114,239	$3,100,831
Accumulated depreciation	402,125	382,385	362,318	343,110	339,429
Intangible assets on real estate acquisitions, net	75,506	81,090	85,774	91,848	98,282
Assets other than assets included in properties, net	(361,940)	(344,539)	(327,878)	(335,773)	(362,132)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,346,338	$3,317,611	$3,257,504	$3,213,424	$3,176,410

GAAP revenues from real estate operations from continuing operations	$104,843	$105,718	$106,844	$103,599	$101,086
Revenues from discontinued operations	—	—	—	—	3
Real estate revenues from continuing and discontinued operations	$104,843	$105,718	$106,844	$103,599	$101,089

GAAP revenues from real estate operations from continuing operations	$104,843	$105,718	$106,844	$103,599	$101,086
Property operating expenses	(38,583)	(37,162)	(39,033)	(36,786)	(35,854)
Revenues from discontinued operations	—	—	—	—	3
Property operating expenses from discontinued operations	—	—	—	—	(12)
NOI	$66,260	$68,556	$67,811	$66,813	$65,223

Depreciation and amortization assoc. with real estate operations from continuing operations	$26,712	$28,708	$26,491	$27,290	$25,583
Depreciation and amortization from discontinued operations	—	—	—	—	—
Real estate-related depreciation and amortization	$26,712	$28,708	$26,491	$27,290	$25,583

Total tenant improvements and incentives on operating properties	$3,553	$3,826	$4,225	$5,472	$6,305
Total capital improvements on operating properties	2,927	2,323	1,513	4,434	3,179
Total leasing costs for operating properties	1,855	950	1,626	1,269	999
Less: Nonrecurring tenant improvements and incentives on operating properties	(711)	(2,028)	(41)	(1,615)	(1,995)
Less: Nonrecurring capital improvements on operating properties	(58)	(694)	(588)	(836)	(1,299)
Less: Nonrecurring leasing costs for operating properties	—	(16)	(900)	(49)	(217)
Add: Recurring capital expenditures on operating properties held through joint ventures	6	22	48	7	36
Recurring capital expenditures	$7,572	$4,383	$5,883	$8,682	$7,008

Interest expense from continuing operations	$20,986	$18,678	$19,424	$21,290	$22,503
Interest expense from discontinued operations	—	—	—	—	—
Total interest expense	$20,986	$18,678	$19,424	$21,290	$22,503
Less: Amortization of deferred financing costs	(1,056)	(1,009)	(1,024)	(1,038)	(1,143)
Denominator for interest coverage	$19,930	$17,669	$18,400	$20,252	$21,360
Scheduled principal amortization	2,691	2,662	2,847	6,678	3,424
Denominator for debt service coverage	$22,621	$20,331	$21,247	$26,930	$24,784
Scheduled principal amortization	(2,691)	(2,662)	(2,847)	(6,678)	(3,424)
Preferred dividends - redeemable non-convertible	4,025	4,026	4,025	4,026	4,025
Preferred distributions	165	165	165	165	165
Denominator for fixed charge coverage	$24,120	$21,860	$22,590	$24,443	$25,550

Common dividends for earnings payout ratio	$22,851	$21,597	$20,264	$19,283	$19,183
Common distributions	1,995	1,894	2,085	2,946	3,021
Dividends and distributions for FFO and AFFO payout ratios	$24,846	$23,491	$22,349	$22,229	$22,204